[LOGO OF METLIFE]                              VARIABLE ANNUITY APPLICATION                           SEND APPLICATION AND CHECK TO:
Home Office Address (no correspondence) PrimElite IV/SM/ is a service mark of                                FIRST METLIFE INVESTORS
200 Park Avenue . New York, NY 10166    Primerica, Inc. First MetLife Investors                                    INSURANCE COMPANY
                             Insurance Company uses this mark pursuant to a license agreement. Policy Service Office: P.O. Box 10426
PrimElite IV/SM/                      Securities offered by PFS Investments Inc.                         Des Moines, Iowa 50306-0426
                                                                                         FOR ASSISTANCE CALL: 800-789-3662, OPTION 2

ACCOUNT INFORMATION

1. ANNUITANT

                                                                             Social
__________________________________________________________________________   Security No. ______________ -- __________ -- _________
Name              (First)          (Middle)          (Last)

                                                                             Sex [_] M [_] F   Date of Birth/Trust _____/_____/____

__________________________________________________________________________   Phone (_____) _______________________________________
Address   (Street)                   (City)         (State)    (Zip)
(If P.O. Box, you must provide street address in Special Request Section)

2. OWNER (COMPLETE ONLY IF DIFFERENT THAN ANNUITANT)

                                                                             Social
__________________________________________________________________________   Security/Tax ID No. ___________ -- _______ -- ________
Name               (First)         (Middle)          (Last)

                                                                             Sex [_] M [_] F   Date of Birth/Trust _____/_____/____

__________________________________________________________________________   Phone (_____) _______________________________________
Address   (Street)                   (City)         (State)    (Zip)
(If P.O. Box, you must provide street address in Special Request Section)

3. JOINT OWNER

                                                                             Social
__________________________________________________________________________   Security No. ______________ -- __________ -- _________
Name               (First)         (Middle)          (Last)

                                                                             Sex [_] M [_] F   Date of Birth _______/_______/______

__________________________________________________________________________   Phone (_____) _______________________________________
Address   (Street)                   (City)         (State)    (Zip)
(If P.O. Box, you must provide street address in Special Request Section)

4. BENEFICIARY

.. If more than four beneficiaries are named, attach a separate sheet.
.. Percentages must be in whole numbers. Both Primary and Contingent Beneficiary percentages must each add up to 100%.
.. EITHER RELATIONSHIP TO OWNER OR SOCIAL SECURITY NUMBER (SSN) MUST BE PROVIDED FOR ALL BENEFICIARIES NAMED.
.. UNLESS SPECIFIED OTHERWISE, IF JOINT OWNERS ARE NAMED, UPON THE DEATH OF EITHER JOINT OWNER, THE SURVIVING JOINT OWNER WILL BE THE
  PRIMARY BENEFICIARY, AND THE BENEFICIARIES LISTED BELOW WILL BE CONSIDERED CONTINGENT BENEFICIARIES.

------------------------------------------------------------------------------------------------------------------------------------
PRIMARY               Name (First, Middle Initial, Last)       Date of Birth __/__/____       Social Security Number        %

                                                                                                      -     -
                      --------------------------------------------------------------------------------------------------------------
                      Address                                  Phone                          Relationship

------------------------------------------------------------------------------------------------------------------------------------

PRIMARY               Name (First, Middle Initial, Last)       Date of Birth __/__/____       Social Security Number        %

                                                                                                      -     -
                      --------------------------------------------------------------------------------------------------------------
                      Address                                  Phone                          Relationship

------------------------------------------------------------------------------------------------------------------------------------
CONTINGENT            Name (First, Middle Initial, Last)       Date of Birth __/__/____       Social Security Number        %

                                                                                                      -     -
                      --------------------------------------------------------------------------------------------------------------
                      Address                                  Phone                          Relationship

------------------------------------------------------------------------------------------------------------------------------------

CONTINGENT            Name (First, Middle Initial, Last)       Date of Birth __/__/____       Social Security Number        %

                                                                                                      -     -
                      --------------------------------------------------------------------------------------------------------------
                      Address                                  Phone                          Relationship

------------------------------------------------------------------------------------------------------------------------------------

6401 (6/13)                                                  [BAR CODE]                                                     APPPE4NY
                                                                                                                            JUL 2013
                                                               Page 1


5. PLAN TYPE                                                                         6. PURCHASE PAYMENT
[_] NON-QUALIFIED
408 IRA* (check one of the options listed below)                                     Funding Source of Purchase Payment
                                                                                     ----------------------------------
                                                                                     [_] 1035 Exchange/Transfer  [_] Check  [_] Wire

Traditional IRA            SEP IRA                    Roth IRA                       Initial Purchase
---------------            -------                    --------                       Payment $____________________________
[_] Transfer               [_] Transfer               [_] Transfer                   Make Check Payable to First MetLife Investors
[_] Rollover               [_] Rollover               [_] Rollover                   (Estimate dollar amount for 1035 exchanges,
[_] Contribution - Year___ [_] Contribution - Year___ [_] Contribution - Year___     transfers, rollovers, etc.)

* THE ANNUITANT AND OWNER MUST BE THE SAME PERSON.                                   Minimum Initial Purchase Payment:
                                                                                       $5,000 NON-QUALIFIED $10,000 QUALIFIED



RIDERS

7. BENEFIT RIDERS (subject to age restrictions)

These riders may only be chosen at time of application. Please note, there are additional charges for the optional riders. ONCE
ELECTED THESE OPTIONS MAY NOT BE CHANGED.

1)   DEATH BENEFIT RIDER (CHECK ONE. If no election is made, the Principal Protection option will apply.)
     [_] Principal Protection (no additional charge)
     OR
     [_] Annual Step-Up

2)   LIVING BENEFIT RIDER (Optional. Only ONE of the following riders may be elected)
     [_] Single Life - Lifetime Withdrawal Guarantee (LWG)*
     [_] Joint Life - Lifetime Withdrawal Guarantee (LWG)*

*    IF EITHER LWG OPTION IS CHOSEN, THE NY LWG DISCLOSURE FORM (6029) MUST BE SIGNED AND SUBMITTED WITH THIS APPLICATION.

SIGNATURES

8. REPLACEMENTS

Does the applicant have any existing life insurance policies or annuity contracts?               [_] Yes   [_] No
Is this annuity being purchased to replace any existing life insurance or annuity policy(ies)?   [_] Yes   [_] No
If "Yes," applicable disclosure and replacement forms must be attached.

6401 (6/13)                                                    Page 2                                                       APPPE4NY
                                                                                                                            JUL 2013

9. ACKNOWLEDGEMENT AND AUTHORIZATION

I (We) agree that the above information and statements and those made on all pages of this application are true and correct to the best of my (our) knowledge and belief and are made as the basis of my (our) application. I (We) acknowledge receipt of the current prospectus of First MetLife Investors Variable Annuity Account One. PAYMENTS AND VALUES PROVIDED BY THE CONTRACT FOR WHICH
APPLICATION IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.



------------------------------------------------------------------------------------------------------------------------------------
(OWNER SIGNATURE & TITLE, ANNUITANT UNLESS OTHERWISE NOTED)



------------------------------------------------------------------------------------------------------------------------------------
(JOINT OWNER SIGNATURE & TITLE)



------------------------------------------------------------------------------------------------------------------------------------
(SIGNATURE OF ANNUITANT IF OTHER THAN OWNER)


Signed at                                                                        Date
          ----------------------------------------------------------------------      ----------------------------------------------
                         (City)                            (State)

10. AGENT'S REPORT

Does the applicant have any existing life insurance policies or annuity contracts?               [_] Yes   [_] No
Is this annuity being purchased to replace any existing life insurance or annuity policy(ies)?   [_] Yes   [_] No
If "Yes," applicable disclosure and replacement forms must be attached.


------------------------------------------------------------------------------------------------------------------------------------
AGENT'S SIGNATURE                                                               Phone


------------------------------------------------------------------------------------------------------------------------------------
Agent's Name and Number


------------------------------------------------------------------------------------------------------------------------------------
Name and Address of Firm


------------------------------------------------------------------------------------------------------------------------------------
State License ID Number


------------------------------------------------------------------------------------------------------------------------------------
Client Account Number

6401 (6/13)                                                    Page 3                                                       APPPE4NY
                                                                                                                            JUL 2013

PAYMENT ALLOCATION AND PROGRAM SELECTION (SIGNATURE(S) REQUIRED ON THE LAST PAGE OF THIS FORM)

11. PURCHASE PAYMENT ALLOCATION (REQUIRED)

Complete below for your initial Purchase Payment Allocation. If you are selecting the DCA Program, be sure to allocate a sufficient portion of your initial Purchase Payment to the Money Market Portfolio and complete Section 12, Dollar Cost Averaging Program.

American Funds Bond Fund                         ________%      Invesco V.I. Equity and Income Fund                    ________%
American Funds Global Growth Fund                ________%      Invesco V.I. Global Real Estate Fund                   ________%
American Funds Global Small Capitalization Fund  ________%      Invesco V.I. Growth and Income Fund                    ________%
American Funds(R) Growth Portfolio               ________%      Invesco V.I. International Growth Fund                 ________%
American Funds Growth-Income Fund                ________%      Legg Mason Variable Lifestyle Allocation 50%           ________%
BlackRock Bond Income Portfolio                  ________%      Legg Mason Variable Lifestyle Allocation 85%           ________%
BlackRock High Yield Portfolio                   ________%      Loomis Sayles Global Markets Portfolio                 ________%
ClearBridge Variable Aggressive Growth           ________%      MFS(R) Emerging Markets Equity Portfolio               ________%
ClearBridge Variable All Cap Value               ________%      MFS(R) Research International Portfolio                ________%
ClearBridge Variable Appreciation                ________%      Money Market Portfolio                                 ________%
ClearBridge Variable Equity Income               ________%      Morgan Stanley Mid Cap Growth Portfolio                ________%
ClearBridge Variable Small Cap Growth            ________%      Morgan Stanley UIF U.S. Real Estate Portfolio          ________%
Fidelity VIP Contrafund(R) Portfolio             ________%      Oppenheimer Main Street Small Cap Fund(R)/VA           ________%
Fidelity VIP Mid Cap Portfolio                   ________%      Pioneer Fund Portfolio                                 ________%
Franklin Income Securities Fund                  ________%      Pioneer Mid Cap Value VCT Portfolio                    ________%
Franklin Small Cap Value Securities Fund         ________%      Pioneer Strategic Income Portfolio                     ________%
Franklin Templeton Mutual Shares Securities Fund ________%      Templeton Global Bond Securities Fund                  ________%
Harris Oakmark International Portfolio           ________%      Western Asset Management U.S. Government Portfolio     ________%
Invesco Comstock Portfolio                       ________%      Western Asset Variable Global High Yield Bond          ________%
Invesco Small Cap Growth Portfolio               ________%
Invesco V.I. American Value Fund                 ________%

Must be whole percentages. Unless otherwise directed,             TOTAL 100%                                           ________%
subsequent purchase payments will also be allocated as
shown. Allocations must total 100%.

ADMINVA-PE4NY (6/13)                                          Page 4                                                        JUL 2013